UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 1998

                            Golden Books Family Entertainment, Inc.
                (Exact Name of Registrant as Specified in Charter)

                                      Delaware
                           (State or Other Jurisdiction
                                  of Incorporation)

                  0-14399                          06-1104930
                 (Commission                     (IRS Employer
                  File Number)                 Identification No.)

888 Seventh Avenue, 43rd Floor, New York, NY                          10106
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:   (212) 547-6700

(Former Name or Former Address, if Changed Since Last Report)



Item 5:  Other Events

          On February 18, 1998, Golden Books Family Entertainment, Inc. (the "Company") announced that it would be closing its distribution center in Coffeyville, Kansas by June 1998 and consolidating its distribution operations into the Company's facility in Crawfordsville, Indiana. The complete text of the press release issued by the Company announcing the foregoing is attached hereto as an exhibit and is hereby incorporated by reference in its entirety to this item.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits
c.	Exhibits
	99.1	Press Release, dated February 18, 1998

                                <PAGE 2 of 3>


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Golden Books Family Entertainment, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.


Dated:  February 24
, 1998
                                      By:  /s/ Philip Galanes
                                      Philip Galanes
                                      General Counsel and Vice President,
                                      Legal Affairs
























                                <PAGE 3 of 3>


                                                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

    Contact:  Philip Rowley
              Chief Financial Officer
              212-583-6728

           GOLDEN BOOKS TO CONSOLIDATE DISTRIBUTION CENTERS
              __________________________________________

    Initiative Designed to Simplify Supply Chain, Improve Inventory Management
                        and Upgrade Customer Satisfaction

    NEW YORK, February 18, 1998 - Golden Books Family Entertainment
(NASDAQ: GBFE) announced today that it will be closing its distribution center in Coffeyville, KS by June 1998 and consolidating its distribution operations into the company's facility in Crawfordsville, IN. This consolidation will result in a workforce reduction of 136 employees at the Coffeyville facility, or approximately 11 percent of the company's total workforce.
    "Moving to a single distribution center will enable us to simplify our supply chain, improve inventory management and upgrade customer satisfaction levels," noted Rich Collins, Executive Vice President of Sales and Retail Marketing of Golden Books Publishing Company, Inc. "Over the past 21 months, Golden Books has substantially decreased inventory levels and increased inventory turnover. These efficiencies resulted in high levels of storage capacity at our two facilities. The 400,000 square foot distribution center in Crawfordsville is well positioned to meet our inventory management and fulfillment needs for the foreseeable future."
     Golden Books Publishing Company, Inc. is a wholly-owned subsidiary of Golden Books Family Entertainment, Inc., which creates, publishes, and markets storybooks and picture books, interactive electronic books, coloring books, and activity books for children; and other books and products for the family.